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                                                                   EXHIBIT 10.27

                     AMENDED AND RESTATED SECURITY AGREEMENT

      THIS AMENDED AND RESTATED SECURITY AGREEMENT, dated as of June 27, 2002 (as modified from time to time, this "SECURITY AGREEMENT"), made by The Aristotle Corporation., a Delaware corporation (the "GRANTOR"), in favor of BANK OF AMERICA, N.A., as administrative agent (together with any successor(s) thereto in such capacity, the "AGENT") for each of the various financial institutions (individually a "LENDER" and collectively the "LENDERS") which are or may from time to time become, parties to the Credit Agreements (as defined below).

                              W I T N E S S E T H:

      WHEREAS, the parties or their predecessors have entered into that certain First Amendment to Amended and Restated Credit Agreement (Five Year) and Consent, dated as of June 17, 2002 which amends the Amended and Restated Credit Agreement (Five Year), dated as of May 29, 2001 (as amended, supplemented and otherwise modified, the "CREDIT AGREEMENT (FIVE YEAR)"), among Nasco International, Inc., a Wisconsin corporation (the "PARENT"), the lenders parties thereto and the Agent; and

      WHEREAS, the parties or their predecessors have entered into that certain Second Amendment to Amended and Restated Credit Agreement (364 Days) and Consent, dated as of June 17, 2002 which amends the Amended and Restated Credit Agreement (364 Days), dated as of May 29, 2001 (as amended, supplemented and otherwise modified, the "CREDIT AGREEMENT (364 DAYS)" and together with the Credit Agreement (Five Year), the "CREDIT AGREEMENTS"), among the Parent, the lenders party thereto and the Agent; and

      WHEREAS, the Parent and the Agent have entered into that certain Security Agreement, dated as of March 31, 2000 (the "EXISTING SECURITY AGREEMENT"), and the parties hereto wish to amend and restate such Existing Security Agreement as set forth in this Security Agreement.

      WHEREAS, it is a condition precedent to the extensions of credit unler the Credit Agreements that the Grantor enter into this Security Agreement to, among other things, grant to the Agent a continuing security interest in the Collateral, and, in connection with and to supplement this Security Agreement, enter into the Agreement (Patent), Agreement (Trademark) and Agreement (Copyright) (the "SUPPLEMENTS");

      NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, in order to induce the Lenders to make Loans (including the initial Loans) to the Grantor from time to time pursuant to the Credit Agreements and in order to amend and restate the Existing Security Agreement, the Grantor hereby agrees with the Agent, for its benefit and the ratable benefit of each Lender Party, as follows:

                                    ARTICLE I

                                   DEFINITIONS

      SECTION 1.1. CERTAIN TERMS. When used herein, (a) capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreements and (b) the following terms shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

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      "AGENT" is defined in the PREAMBLE.

      "COLLATERAL" is defined in SECTION 2.1.

      "COLLATERAL ACCOUNT" is defined in CLAUSE (C) of SECTION 4.1.2.

      "COMMITMENTS" means the "Commitments", as defined in the Credit Agreement (Five Year) and the Credit Agreement (364 Day).

      "COMPUTER HARDWARE AND SOFTWARE COLLATERAL" means:

            (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories and all peripheral devices and other related computer hardware;

            (b) all software programs, data and databases (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in CLAUSE (A) above;

            (c)   all firmware associated therewith;

            (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding CLAUSES (A) through (C); and

            (e) all rights with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

      "COPYRIGHT COLLATERAL" means all copyrights and all semi-conductor chip product mask works of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of the Grantor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works referred to in ITEM A of SCHEDULE IV attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, including each copyright and mask work license referred to in ITEM B of SCHEDULE IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.


                                       2

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      "CREDIT AGREEMENTS" is defined in the RECITALS.

      "GRANTOR" is defined in the PREAMBLE.

      "INTELLECTUAL PROPERTY COLLATERAL" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

      "LENDER" is defined in the PREAMBLE.

      "LENDER PARTY" means, as the context may require, any Lender or the Agent and each of its respective successors, transferees and assigns.

      "LENDERS" is defined in the PREAMBLE.

      "LOAN DOCUMENTS" means "Loan Documents" as defined in the Credit Agreement (Five Year) and "Loan Documents" as defined in the Credit Agreement (364 Day).

      "NOTES" means the "Notes" as defined in the Credit Agreement (Five Year) and "Notes" as defined in the Credit Agreement (364 Day).

      "OBLIGATIONS" means "Obligations" as defined in the Credit Agreement (Five
Year) and "Obligations" as defined in the Credit Agreement (364 Day).

      "PATENT COLLATERAL" means:

            (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of SCHEDULE II attached hereto;

            (b) all patent licenses, including each patent license referred to in ITEM B of SCHEDULE II attached hereto;

            (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in CLAUSES (A) and (B); and

            (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of SCHEDULE II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of SCHEDULE II attached hereto, and all rights corresponding thereto throughout the world.

      "RECEIVABLE" means any and all Accounts, Chattel Paper, Commercial Tort Claims, Documents, General Intangibles, Instruments and Letter of Credit Rights of the Grantor.

      "RELATED CONTRACT" means all rights of the Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any Collateral.

      "SECURITY AGREEMENT" is defined in the PREAMBLE.

                                       3

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      "SUPPLEMENTS" is defined in the RECITALS.

      "TRADEMARK COLLATERAL" means:

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (A) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of SCHEDULE III attached hereto;

            (b) all Trademark licenses, including each Trademark license referred to in ITEM B of SCHEDULE III attached hereto;

            (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B);

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (A) and (B); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of
      SCHEDULE III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

      "TRADE SECRETS COLLATERAL" means common law and statutory trade secrets and all other confidential or proprietary or useful information and all know-how obtained by or used in or contemplated at any time for use in the business of the Grantor (all of the foregoing being collectively called a "TRADE SECRET"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in SCHEDULE V attached hereto, and including the right to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

      "UCC" means the Uniform Commercial Code, as in effect in the State of Illinois.

      SECTION 1.2. UCC DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the UCC are used in this Security Agreement, including its preamble and recitals, with such meanings.

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                                   ARTICLE II

                                SECURITY INTEREST

      SECTION 2.1. CONFIRMATION AND GRANT OF SECURITY INTEREST. The Grantor hereby pledges, assigns and grants, to the Agent for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Agent for its benefit and the ratable benefit of each of the Lender Parties, a continuing security interest in, whether now or hereafter existing or acquired, all of the Grantor's (the "COLLATERAL"):

            (a)   Accounts;

            (b)   Chattel Paper;

            (c)   Commercial Tort Claims;

            (d)   Deposit Accounts;

            (e)   Documents;

            (f)   General Intangibles;

            (g) Goods (including all Equipment, Fixtures and Inventory), and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefore;

            (h)   Instruments;

            (i)   Intellectual Property Collateral;

            (j)   Investment Property;

            (k) Letter of Credit Rights and letters of credit (as such term is defined in Article 5 of the UCC);

            (l) to the extent not included in the foregoing, all books, records, writings, data bases, information and other property relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to, any of the foregoing in this SECTION 2.1;

            (m) other property and rights of every kind and description and interests therein, including all rights in any bank or other accounts and in all monies from time to time therein; and

            (n) to the extent not included in the foregoing, all Proceeds, products, offspring, rents, issues, profits, returns, and income of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in CLAUSES (A) through (M) above, proceeds deposited from time to time in the Collateral Account and in any lock boxes of the Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

                                       5

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The Collateral shall not include any of the Non-Pledged Assets. The Non-Pledged
Assets shall be held in the accounts indicated on SCHEDULE VI or such other accounts as the Grantor may notify to the Agent in writing from time to time. Notwithstanding the foregoing, the Agent shall not enforce the security interest granted pursuant to this Security Agreement in rights arising under contracts as to which such enforcement would constitute a violation of a valid and enforceable restriction thereon, unless any required consents shall have been obtained or such restriction shall have become or be rendered ineffective by reason of law, court proceedings or otherwise. The Grantor agrees to use its best efforts to obtain any such required consent.

      SECTION 2.2. SECURITY FOR OBLIGATIONS. This Security Agreement secures the payment of all Obligations now or hereafter existing under the Credit Agreements, the Notes and each other Loan Document (including this Security Agreement) to which the Grantor is or may become a party, whether for principal, interest, costs, fees, expenses or otherwise.

      SECTION 2.3. CONTINUING SECURITY INTEREST; TRANSFER OF NOTES. This Security Agreement shall create a continuing security interest in the Collateral and shall

            (a) remain in full force and effect until payment in full of all Obligations and the termination of all Commitments,

            (b) be binding upon the Grantor, its successors, transferees and assigns, and

            (c) inure, together with the rights and remedies of the Agent hereunder, to the benefit of the Agent and each other Lender Party.

Without limiting the generality of the foregoing CLAUSE (C), any Lender may assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 10.11 and Article IX of either Credit Agreement. Upon the final payment in full of all Obligations, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Agent will, at the Grantor's sole expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination.

      SECTION 2.4. GRANTOR REMAINS LIABLE. Anything herein to the contrary notwithstanding,

            (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

            (b) the exercise by the Agent of any of its rights hereunder shall not release the Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

            (c) neither the Agent nor any other Lender Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Agent or any other Lender Party be obligated to perform any of the obligations or duties of the Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

      SECTION 3.1. REPRESENTATIONS AND WARRANTIES. The Grantor represents and warrants unto each Lender Party as set forth in this Article.

      SECTION 3.1.1. LOCATION OF COLLATERAL, ETC. All of the Equipment and Inventory of the Grantor are located at the places specified in ITEM A and ITEM B, respectively, of SCHEDULE I hereto. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in ITEM A and ITEM B, respectively, of SCHEDULE I hereto. The place(s) of business and chief executive office of the Grantor and the offices) where the Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, are located at the address set forth below the name of the Grantor on the signature page hereof. The Grantor has no trade names other than the name listed in the RECITALS. The Grantor has not been known by any legal name different from the one set forth on the signature page hereto. None of the Receivables is evidenced by a promissory note or other instrument. The Grantor is not a party to any Federal, state or local government contract, although it does sell materials to various municipalities from time to time on ordinary trade terms.

      SECTION 3.1.2. OWNERSHIP, NO LIENS, ETC. The Grantor owns the Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreements. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Agent relating to this Security Agreement and the Credit Agreements.

      SECTION 3.1.3. POSSESSION AND CONTROL. The Grantor has exclusive possession and control of the Equipment and Inventory.

      SECTION 3.1.4. NEGOTIABLE DOCUMENTS, INSTRUMENTS AND CHATTEL PAPER. The Grantor has previously delivered to the Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by the Grantor (duly endorsed in blank, if requested by the Agent).

      SECTION 3.1.5. INTELLECTUAL PROPERTY COLLATERAL. With respect to any Intellectual Property Collateral the loss, impairment or infringement of which might have a materially adverse effect on the financial condition, operation, assets, business, properties or prospects of the Grantor:

            (a) such Intellectual Property Collateral is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

            (b) such Intellectual Property Collateral is valid and enforceable;

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

            (c) the Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property Collateral, including, without limitation, recordations of all of its interests in the Patent Collateral and Trademark Collateral in the United States Patent and Trademark Office and in corresponding offices throughout the world and its claims to the Copyright Collateral in the United States Copyright Office and in corresponding offices throughout the world;

            (d) the Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property Collateral and no claim has been made that the use of such Intellectual Property Collateral does or may violate the asserted rights of any third party; and

            (e) the Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every item of Intellectual Property Collateral in full force and effect throughout the world, as applicable.

The Grantor owns directly or is entitled to use by license or otherwise, all patents, Trademarks, Trade Secrets, copyrights, mask works, licenses, technology, know-how, processes and rights with respect to any of the foregoing used in, necessary for or of importance to the conduct of the Grantor's business. The Schedules hereto contain true and complete listings and descriptions of all of the Grantor's trademarks, trademark licenses, patents, patent licenses, copyrights, copyright licenses and trade secrets.

      SECTION 3.1.6. VALIDITY, ETC. This Security Agreement creates a valid first priority security interest in the Collateral, securing the payment of the Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

      SECTION 3.1.7. AUTHORIZATION, APPROVAL, ETC. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either

            (a) for the grant by the Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by the Grantor, or

            (b) for the perfection of or the exercise by the Agent of its rights and remedies hereunder.

      SECTION 3.1.8. COMPLIANCE WITH LAWS. The Grantor is in compliance with the requirements of all applicable laws, rules, regulations and orders of every governmental authority, the non-compliance with which might materially adversely affect the business, properties, assets, operations, condition (financial or otherwise) or prospects of the Grantor or the value of the Collateral or the worth of the Collateral as collateral security.

                                   ARTICLE IV

                                    COVENANTS

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      SECTION 4.1. CERTAIN COVENANTS. The Grantor covenants and agrees that, so long as any portion of the Obligations shall remain unpaid, the Grantor will, unless the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Section.

      SECTION 4.1.1. AS TO EQUIPMENT AND INVENTORY. The Grantor hereby agrees that it shall

            (a) keep all the Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in SECTION 3.1.1 or, upon 30 days' prior written notice to the Agent, at such other places in a jurisdiction where all representations and warranties set forth in ARTICLE III (including SECTION 3.1.6) shall be true and correct, and all action required pursuant to the FIRST SENTENCE of SECTION 4.1.7 shall have been taken with respect to the Equipment and Inventory;

            (b) cause the Equipment to be maintained and preserved in the same condition, repair and working order as when new, ordinary wear and tear excepted, and in accordance with any manufacturer's manual; and forthwith, or in the case of any loss or damage to any of the Equipment, as quickly as practicable after the occurrence thereof, make or cause to be made all repairs, replacements and other improvements in connection therewith which are necessary or desirable to such end; and promptly furnish to the Agent a statement respecting any loss or damage to any of the Equipment; and

            (c) pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

      SECTION 4.1.2. AS TO RECEIVABLES AND INVESTMENT PROPERTY.

            (a) The Grantor shall keep its place(s) of business and chief executive office and the offices) where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidenced Receivables, located at the address set forth in SECTION 3.1.1, or, upon 30 days' prior written notice to the Agent, at such other locations in a jurisdiction where all actions required by the FIRST SENTENCE of SECTION
      4.1.7 shall have been taken with respect to the Receivables; not change its name except upon 30 days' prior written notice to the Agent; hold and preserve such records and chattel paper; and permit representatives of the Agent at any time during normal business hours to inspect and make abstracts from such records and chattel paper.

            (b) Promptly upon the written request of the Agent, the Grantor will direct all obligors under any Receivables to make all payments to one or more lock boxes. Each lock box will be maintained only pursuant to a lock box agreement which is in all respects satisfactory to the Agent and which provides, among other things, that (i) until the lock box bank shall have received written notice to the contrary from the Agent, the lock box bank will make all payments from the lock box to those accounts of the Grantor designated by the Grantor, and, after any such notice, the lock box bank will make all payments from the lock box to the Agent for credit to the Collateral Account, (ii) the lock box bank (if other than the Agent or a Lender) waives all set off rights, and (iii) such lock box agreement may not be amended without the written consent of the Agent. The Agent will not give the notice referred to in the preceding CLAUSE (I) unless it has given, or is contemporaneously giving, notice pursuant to CLAUSE (C) of this SECTION 4.1.2. No funds,

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

      other than proceeds of Collateral, will be paid to the lock boxes. The Grantor will not open any new lock box, or terminate any existing lock box, except upon 10 days' prior written notice to the Agent.

            (c) Upon written notice by the Agent to the Grantor pursuant to this CLAUSE (C) of this SECTION 4.1.2, all proceeds of Collateral received by the Grantor shall be delivered in kind to the Agent for deposit to a deposit account (the "COLLATERAL ACCOUNT") of the Grantor maintained with the Agent, and the Grantor shall not commingle any such proceeds, and shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Agent until delivery thereof is made to the Agent. The Agent will not give the notice referred to in the preceding sentence unless there shall have occurred and be continuing a Default. No funds, other than proceeds of Collateral, will be deposited in the Collateral Account.

            (d) The Agent shall have the right to apply any amount in the Collateral Account to the payment of any Obligations which are due and payable or payable upon demand, or to the payment of any Obligations at any time that an Event of Default shall exist. Subject to the rights of the Agent, the Grantor shall have the right, with respect to and to the extent of collected funds in the Collateral Account, as long as there shall be no Default, to require the Agent to permit to be transferred upon the direction of the Grantor any or all of such collected funds. The Agent may at any time transfer to the Grantor's general demand deposit accounts any or all of the collected funds in the Collateral Account; PROVIDED, HOWEVER, that any such transfer shall not be deemed to be a waiver or modification of any of the Agent's rights under CLAUSE (D) of this SECTION 4.1.2.

            (e) The Grantor will, at the Agent's request, enter into such agreements and cause any securities intermediary to enter into such agreements as may be necessary to provide the Agent control of all investment property.

      SECTION 4.1.3.  AS TO COLLATERAL.
            (a) Until such time as the Agent shall notify the Grantor of the revocation of such power and authority the Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by the Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by the Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Agent may reasonably request or, in the absence of such request, as the Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Agent, however, may, at any time, after the occurrence and during the continuance of a Default, whether before or after any revocation of such power and authority or the maturity of any of the Obligations, notify any parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Agent, the Grantor will, at its own

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

      expense, notify any parties obligated on any of the Collateral to make payment to the Agent of any amounts due or to become due thereunder.

            (b) The Agent is authorized to endorse, in the name of the Grantor, any item, howsoever received by the Agent, representing any payment on or other proceeds of any of the Collateral.

      SECTION 4.1.4.  AS TO INTELLECTUAL PROPERTY COLLATERAL.

            (a) The Grantor shall not, unless the Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Patent Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

            (b) The Grantor shall not, and the Grantor shall not permit any of its licensees to, unless the Grantor shall either (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Trademark Collateral is of negligible economic value to the Grantor, or (ii) have a valid business purpose to do otherwise,

                  (i) fail to continue to use any of the Trademark Collateral in order to maintain all of the Trademark Collateral in full force free from any claim of abandonment for non-use,

                  (ii) fail to maintain as in the past the quality of products and services offered under all of the Trademark Collateral,

                  (iii) fail to employ all of the Trademark Collateral
            registered with any Federal or state or foreign authority with an appropriate notice of such registration,

                  (iv) adopt or use any other Trademark which is confusingly similar or a colorable imitation of any of the Trademark Collateral,

                  (v) use any of the Trademark Collateral registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and

                  (vi) do or permit any act or knowingly omit to do any act whereby any of the Trademark Collateral may lapse or become invalid or unenforceable.

            (c)   The Grantor shall not, unless the Grantor shall either

                  (i) reasonably and in good faith determine (and notice of such determination shall have been delivered to the Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is of negligible economic value to the Grantor, or

                  (ii) have a valid business purpose to do otherwise, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral may lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

            (d) The Grantor shall notify the Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral may become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding the Grantor's ownership of any of the Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

            (e) In no event shall the Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it informs the Agent in writing at least 30 days prior to the intended making of such filing, and upon request of the Agent, executes and delivers any and all agreements, instruments, documents and papers as the Agent may reasonably request to evidence the Agent's security interest in such Intellectual Property Collateral and the goodwill and general intangibles of the Grantor relating thereto or represented thereby.

            (f) The Grantor shall take all necessary steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, the Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing CLAUSES (A), (B) and (C)).

            (g) The Grantor shall, contemporaneously herewith, execute and deliver to the Agent an Agreement (Patent), an Agreement (Trademark) and an Agreement (Copyright) in the forms of EXHIBIT A, EXHIBIT B and EXHIBIT C hereto, respectively, amending and restating, in their entirety, respectively, each of the Supplements, and shall execute and deliver to the Agent any other document required to acknowledge or register or perfect the Agent's interest in any part of the Intellectual Property Collateral.

      SECTION 4.1.5. INSURANCE. The Grantor will maintain or cause to be maintained with responsible insurance companies insurance with respect to the Equipment and Inventory against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon the request of the Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by the Grantor in accordance with this Section. Without limiting the foregoing, the Grantor further agrees as follows:

            (a) Each policy for property insurance shall show the Agent as a loss payee.

            (b) Each policy for liability insurance shall show the Agent as an additional insured.

            (c) With respect to each life insurance policy, the Grantor shall execute and deliver to the Agent a collateral assignment, notice of which has been acknowledged in writing by the insurer.

            (d) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Agent by the insured.

            (e) The Grantor shall, if so requested by the Agent, deliver to the Agent a copy of each insurance policy.

            (f) All payments in respect of property insurance and life insurance shall be deposited to the Collateral Account and if there shall be no Collateral Account shall be paid to the Grantor.

      SECTION 4.1.6.  TRANSFERS AND OTHER LIENS.  The Grantor shall not:

            (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreements; or

            (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreements.

            (c) The Grantor will defend the right, title and interest of the Agent in and to any of the Grantor's rights under the Related Contracts and to the Inventory and Equipment and all other Collateral and in and to the Proceeds and products thereof against the claims and demands of all persons whomsoever.

      SECTION 4.1.7. NOTICES. The Grantor will, upon obtaining knowledge thereof, advise the Agent promptly, in reasonable detail, (a) of any lien, security interest, encumbrance or claims made or asserted against any of the Collateral, (b) of any material change in the value of the Collateral, and (c) of the occurrence of any other event which would have a Materially Adverse Effect on the aggregate value of the Collateral or on the security interests created hereunder.

      SECTION 4.1.8. CONTINUOUS PERFECTION. The Grantor will not change its name, identity or corporate structure in any manner which might make any financing or continuation statement filed hereunder seriously misleading within the meaning of Section 9-506 of the UCC (or any other then applicable provision of the UCC) unless the Grantor shall have given the Agent at least 90 days' prior written notice thereof or shall have delivered to the Agent (i) acknowledgement copies of UCC-3 financing statements duly executed and duly filed in each jurisdiction in which UCC filings were required in order to perfect the security interest granted by this Agreement in the Collateral and shall have taken all action (or made arrangements to take such action substantially simultaneously with such change if it is impossible to take such action in advance) necessary or reasonably requested by the Agent to amend such financing statement or continuation statement so that it is not seriously misleading, and (ii), with respect to the Patent Collateral, Trademark Collateral and Copyright Collateral, make all filings necessary in the United States Patent and Trademark Office and the

United States Copyright Office, as applicable necessary to reflect such name change.

      SECTION 4.1.9. FURTHER ASSURANCES, ETC. The Grantor agrees that, from time to time at its own expense, the Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, the Grantor will

            (a) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

            (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Agent;

            (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Agent hereby; and

            (d) furnish to the Agent, from time to time at the Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, the Grantor hereby authorizes the Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of the Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

         The Grantor agrees to take all necessary action to permit the Agent to identify the Non-Pledged Assets and to avoid commingling Non-Pledged Assets with Collateral.

                                    ARTICLE V

                                    THE AGENT

      SECTION 5.1. AGENT APPOINTED ATTORNEY-IN-FACT. The Grantor hereby irrevocably appoints the Agent the Grantor's attorney-in-fact, with full authority in the place and stead of the Grantor and in the name of the Grantor or otherwise, from time to time in the Agent's discretion, to take any action and to execute any instrument which the Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

            (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

            (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with CLAUSE (A) above;

            (c) to file any claims or take any action or institute any proceedings which the Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Agent with respect to any of the Collateral; and

            (d) to perform the affirmative obligations of the Grantor hereunder (including all obligations of the Grantor pursuant to SECTION 4.1.7).

The Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

      SECTION 5.2. AGENT MAY PERFORM. If the Grantor fails to perform any agreement contained herein, the Agent may itself perform, or cause performance of, such agreement, and the expenses of the Agent incurred in connection therewith shall be payable by the Grantor pursuant to SECTION 6.2.

      SECTION 5.3. AGENT HAS NO DUTY. In addition to, and not in limitation of,
SECTION 2.4, the powers conferred on the Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

      SECTION 5.4. REASONABLE CARE. The Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; PROVIDED, HOWEVER, the Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as the Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.

                                   ARTICLE VI

                                    REMEDIES

      SECTION 6.1. CERTAIN REMEDIES. (a) If any Event of Default shall have occurred and be continuing:

            (i) The Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the UCC (whether or not the UCC applies to the affected Collateral) and also may

                        (A) require the Grantor to, and the Grantor hereby agrees that it will, at its expense and upon request of the Agent forthwith, assemble all or part of the

            Collateral as directed by the Agent and make it available to the Agent at a place to be designated by the Agent which is reasonably convenient to both parties and

                        (B) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Agent's offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Agent may deem commercially reasonable. The Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to the Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

            (ii) All cash proceeds received by the Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Agent, be held by the Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Agent pursuant to SECTION 6.2) in whole or in part by the Agent for the ratable benefit of the Lender Parties against, all or any part of the Obligations in such order as the Agent shall elect. Any surplus of such cash or cash proceeds held by the Agent and remaining after final payment in full of all the Obligations shall be paid over to the Grantor or to whomsoever may be lawfully entitled to receive such surplus.

            (b) In furtherance of, and not in limitation of, the foregoing, the Agent, without demand of performance or other demand, advertisements or notice of any kind (except the notice specified below of time and place of public or private sale) to or upon the Grantor or any other Person (all and each of which demands, advertisements and/or notices are hereby expressly waived), may, whenever an Event of Default shall have occurred and be continuing, in a commercially reasonable manner, forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase, contract to sell or otherwise dispose of and deliver said Collateral, or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker's board or at any of the Agent's offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk, with the right to the Agent upon any such sale or sales, public or private, to purchase the whole or any part of said Collateral so sold, free of any right or equity of redemption in the Grantor, which right or equity is hereby expressly waived or released. The Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred therein or incidental to the care, safekeeping or otherwise of any and all of the Collateral or in any way relating to the rights of the Agent hereunder, including reasonable attorneys' fees and legal expenses, to the payment in whole or in part of the Obligations in such order as the Agent may elect, the Grantor remaining liable for any deficiency remaining unpaid after such application and all fees and expenses incurred by the Agent in collecting such deficiency, and only after so paying over such net proceeds and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-615 of the UCC, need the Agent account for the surplus, if any, to the Grantor. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, in which event no notification is required, the Grantor agrees that the Agent need not give more than ten days' notice of the time and place of any public sale or of the time after which a private sale or other intended disposition is to take place and that such notice is reasonable notification of such matters. No notification need be given to the Grantor if it has signed after default a statement renouncing or modifying any right to notification of sale or other intended disposition. The Grantor further agrees to waive and agrees not to assert any rights or privileges which it may acquire under Section 9-615 of the UCC

      For the purpose of enabling the Agent to exercise rights and remedies under this Agreement and any Security Agreement Supplements, at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, but as a supplement to and not in limitation of any and all other rights and remedies available to the Agent and to the extent the Agent chooses to avail itself of the following, the grants, to the extent not prohibited by applicable law or existing licenses granted in the ordinary course of business (unless and until appropriate consents have been obtained), to the Agent an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Borrower), which license shall be exercisable by the Agent upon and subject to the occurrence and during the continuance of an Event of Default, to use, license or sublicense and to enhance, alter or otherwise modify any Patent Collateral, Copyright Collateral and, subject the maintenance of quality standards comparable to those heretofore maintained by the Grantor in connection with the same or similar goods and services, Trademark Collateral, now owned or hereafter acquired by the Grantor (including, in the case of a license with respect to Copyright Collateral, reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer hardware used for the compilation, storage or printout thereof); PROVIDED, HOWEVER, that (i) to the extent such Patent Collateral consists of patent licenses or other agreements that provide the Grantor with the right to use patented technology, the non-exclusive license granted hereby to the Agent shall be subject to the terms and conditions contained in such patent licenses or such other agreements, including without limitation restrictions on the right to sub-license, (ii) to the extent such Copyright Collateral consists of copyright and/or mask work licenses or other agreements that provide the Grantor with the right to use any of the types of items referred to in CLAUSE (I) of the definition of "Copyright Collateral", the non-exclusive license granted hereby to the Agent shall be subject to the terms and conditions contained in such copyright and/or mask work licenses or such other agreements, including without limitation restrictions on the right to sub-license, as the case may be, and (iii) to the extent such Trademark Collateral consists of trademark licenses or other agreements that provide the Grantor with the right to use any of the types of items referred to in CLAUSE
(I) of the definition of "Trademark Collateral", the non-exclusive license granted hereby to the Agent shall be subject to the terms and conditions contained in such trademark license or other agreements, including without limitation, restrictions on the right to sub-license, as the case may be.

      SECTION 6.2. INDEMNITY AND EXPENSES.

            (a) The Grantor agrees to indemnify the Agent from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Agent's gross negligence or wilful misconduct.

            (b) The Grantor will upon demand pay to the Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Agent may incur in connection with

                  (i)   the administration of this Security Agreement,

                  (ii) the custody, preservation, use or operation of, or the sale of, collection from, or other realization upon, any of the Collateral,

                  (iii) the exercise or enforcement of any of the rights of the
            Agent or the Lender Parties hereunder, and

                  (iv) the failure by the Grantor to perform or observe any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

      SECTION 7.1. LOAN DOCUMENT. This Security Agreement is a Loan Document executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof (including as to the WAIVER OF JURY TRIAL with respect to any litigation relating to or arising out of any matter herein).

      SECTION 7.2 CONTINUATION OF SECURITY INTEREST. This Security Agreement is an amendment and restatement of the Existing Security Agreement and the security interest granted thereunder shall be deemed continued hereunder.

      SECTION 7.3. AMENDMENTS; ETC. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by the Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      SECTION 7.4. ADDRESSES FOR NOTICES. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Grantor, mailed or telegraphed or delivered to it, addressed to it at the address set forth below its signature hereto, if to the Agent, mailed or delivered to it, addressed to it at the address of the Agent specified in the Credit Agreements, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when deposited in the mails or delivered to the telegraph company, respectively, addressed as aforesaid.

      SECTION 7.5. SECTION CAPTIONS. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

      SECTION 7.6. SEVERABILITY. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

      SECTION 7.7. GOVERNING LAW, ENTIRE AGREEMENT, ETC. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.



                             [SIGNATURES TO FOLLOW]

      IN WITNESS WHEREOF, the Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                 THE ARISTOTLE CORPORATION


                                 By:/s/ Steven B. Lapin
                                    --------------------
                                   Title: President and Chief Operating Officer

                                    Address: 96 Cummings Point Road
                                               Stamford, Connecticut  06902

                                    Attention:  Steven B. Lapin
                                               President

                                      Telecopier No.:  203-348-3103

                                    Copy to:

                                    The Aristotle Corporation
                                    96 Cummings Point Road
                                    Stamford, Connecticut  06902

                                    Telecopier No.:  203-348-3103

                                    Attention:  Paul McDonald
                                               Chief Financial Officer

                                    Additional Copy to:

                                           Nasco Division
                                           901 Janesville Avenue
                                           Fort Atkinson, Wisconsin
                                           53538-0901

                                    Attention: Dean T. Johnson

                                    Telecopier No.: 414-563-0234

                                  ACCEPTED:

                                  BANK OF AMERICA, N.A., as Agent


                                  By: /S/ DAVID JOHANSON
                                      Title: Vice President

                                      Address:  231 South LaSalle Street
                                                Chicago, Illinois  60697

                                                Attention: David Johanson


                                      Telecopier No.:  877-206-8410

                    AMENDED AND RESTATED SECURITY AGREEMENT



Schedule I - Location of Collateral

Schedule II - Patents

Schedule III - Trademarks

Schedule IV - Copyrights

Schedule V - Trade Secrets

Schedule VI - Accounts

                                    EXHIBIT A
                                       to
                               Security Agreement


                     AMENDED AND RESTATED AGREEMENT (PATENT)

      THIS AMENDED AND RESTATED AGREEMENT (PATENT), dated as of June 27, 2002 (as modified from time to time, this "AGREEMENT"), made by The Aristotle Corporation, a Delaware corporation (the "COMPANY"), EACH OTHER PERSON OR ENTITY WHICH FROM TIME TO TIME BECOMES A PARTY HERETO (collectively, including the Company, the "GRANTORS" and individually each a "GRANTOR"), in favor of BANK OF AMERICA, N.A., as administrative agent (together with any successor(s) thereto in such capacity, the "AGENT") for each of the financial institutions (individually a "Lender" and collectively the "LENDERS") which are or may from time to time become, parties to the Credit Agreements referred to below.

                               W I T N E S S E T H

      WHEREAS, the parties or their predecessors have entered into that certain First Amendment to Amended and Restated Credit Agreement (Five Year) and Consent, dated as of June 17, 2002 which amends the Amended and Restated Credit Agreement (Five Year), dated as of May 29, 2001 (as amended, supplemented and otherwise modified, the "CREDIT AGREEMENT (FIVE YEAR)"), among Nasco International, Inc., a Wisconsin corporation (the "PARENT"), the lenders parties thereto and the Agent; and

      WHEREAS, the parties or their predecessors have entered into that certain Second Amendment to Amended and Restated Credit Agreement (364 Days) and Consent, dated as of June 17, 2002 which amends the Amended and Restated Credit Agreement (364 Days), dated as of May 29, 2001 (as amended, supplemented and otherwise modified, the "CREDIT AGREEMENT (364 DAYS)" and together with the Credit Agreement (Five Year), the "CREDIT AGREEMENTS"), among the Parent, the lenders party thereto and the Agent; and

      WHEREAS, the Parent and the Agent have entered into that certain Agreement (Patent), dated as of March 31, 2000 (the "EXISTING AGREEMENT (PATENT)"), and the parties hereto wish to amend and restate such Existing Agreement (Patent) as set forth in this Agreement.

      WHEREAS, it is a condition precedent to any extension of credit under the Credit Agreements, that the Grantors enter into the Security Agreement to grant to the Agent a continuing security interest in all of the "Collateral" identified therein, and, in connection with and to supplement the Security Agreement, enter into this Agreement, to, among other things, confirm and ratify its grant to the Agent of a continuing security interest in the Patent Collateral;

      NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, in order to induce the Lenders to make Loans (including the initial Loans) to the Parent from time to time pursuant to the Credit Agreements and in order to amend and restate the

Existing Agreement (Patent), the Grantors hereby agrees with the Agent, for its benefit and the ratable benefit of each Lender Party, as follows:

      SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

      SECTION 2. CONFIRMATION AND GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby pledges and assigns to the Agent, for its benefit and the ratable benefit of the Lender Parties, and granted to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in and to, all of the Patent Collateral, as defined herein. The Grantor hereby ratifies and restates such pledge, assignment and grant, and with greater specificity hereby assigns and pledges to the Agent for its benefit and the ratable benefit of each of the Lender Parties, and does hereby grant, mortgage, pledge and hypothecate to the Agent for its benefit and the ratable benefit of each of the Lender Parties, a continuing security interest in and to all of the following, whether now or hereafter existing or acquired (the "PATENT COLLATERAL"):

                  (a) all letters patent and applications for letters patent throughout the world, including all patent applications in preparation for filing anywhere in the world and including each patent and patent application referred to in ITEM A of ATTACHMENT 1 hereto;

                  (b) all patent licenses, including each patent license referred to in ITEM B of ATTACHMENT 1 hereto;

                  (c)   all reissues, divisions, continuations,
      continuations-in-part, extensions, renewals and reexaminations of any of the items described in the foregoing CLAUSES (A) and (B); and

                  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in ITEM A of ATTACHMENT 1 hereto, and for breach or enforcement of any patent license, including any patent license referred to in ITEM B of ATTACHMENT 1 hereto, and all rights corresponding thereto throughout the world.

      SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of, among other things, ratifying and confirming the grant of the Patent Collateral to the Agent for the benefit of the Lender Parties and registering (and confirming the recordation pursuant to the Security Agreement of) the security interest of the Agent in the Patent Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest confirmed and granted hereby has been confirmed and granted as a supplement to, and not in limitation of, the security interest granted to the Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. RELEASE OF SECURITY INTEREST. Upon payment in full of all Obligations, the Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Patent Collateral which has been granted hereunder.

      SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Patent Collateral granted and confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreements.

      SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                   The Aristotle Corporation


                                By:
                                   --------------------
                                  Title:

                                   Address: 96 Cummings Point Road
                                              Stamford, Connecticut  06902

                                   Attention:  Steven B. Lapin
                                              President

                                     Telecopier No.:  203-348-3103

                                Copy to:

                                   The Aristotle Corporation
                                   96 Cummings Point Road
                                   Stamford, Connecticut  06902

                                   Telecopier No.:  203-348-3103

                                   Attention:  Paul McDonald
                                              Chief Financial Officer

                                   Additional Copy to:

                                          Nasco Division
                                          901 Janesville Avenue
                                          Fort Atkinson, Wisconsin
                                          53538-0901

                                   Attention: Dean T. Johnson

                                   Telecopier No.: 414-563-0234

                                   Accepted:

                                   BANK OF AMERICA, N.A., as Agent

                                   By:
                                       ------------------
                                   Title:
                                                        -

                                   Address:  231 South LaSalle Street
                                            Chicago, Illinois  60697

                                            Attention: David Johanson


                                     Telecopier No.:  877-206-8410

                                    EXHIBIT B
                                       to
                               Security Agreement

                   AMENDED AND RESTATED AGREEMENT (TRADEMARK)

      THIS AMENDED AND RESTATED AGREEMENT (TRADEMARK), dated as of June 27, 2002 (as modified from time to time, this "AGREEMENT"), made by The Aristotle Corporation, a Delaware corporation (the "COMPANY"), EACH OTHER PERSON OR ENTITY WHICH FROM TIME TO TIME BECOMES A PARTY HERETO (collectively, including the Company, the "GRANTORS" and individually each a "GRANTOR"), in favor of BANK OF AMERICA, N.A., as administrative agent (together with any successor(s) thereto in such capacity, the "AGENT") for each of the financial institutions (individually a "LENDER" and collectively the "LENDERS") which are or may from time to time become, parties to the Credit Agreements referred to below.

                               W I T N E S S E T H

      WHEREAS, the parties or their predecessors have entered into that certain First Amendment to Amended and Restated Credit Agreement (Five Year) and Consent, dated as of June 17, 2002 which amends the Amended and Restated Credit Agreement (Five Year), dated as of May 29, 2001 (as amended, supplemented and otherwise modified, the "CREDIT AGREEMENT (FIVE YEAR)"), among Nasco International, Inc., a Wisconsin corporation (the "PARENT"), the lenders parties thereto and the Agent; and

      WHEREAS, the parties or their predecessors have entered into that certain Second Amendment to Amended and Restated Credit Agreement (364 Days) and Consent, dated as of June 17, 2002 which amends the Amended and Restated Credit Agreement (364 Days), dated as of May 29, 2001 (as amended, supplemented and otherwise modified, the "CREDIT AGREEMENT (364 DAYS)" and together with the Credit Agreement (Five Year), the "CREDIT AGREEMENTS"), among the Parent, the lenders party thereto and the Agent; and

      WHEREAS, the Parent and the Agent have entered into that certain Agreement (Trademark), dated as of March 31, 2000 (the "EXISTING AGREEMENT (TRADEMARK)"), and the parties hereto wish to amend and restate such Existing Agreement (Trademark) as set forth in this Agreement.

      WHEREAS, it is a condition precedent to any extension of credit under the Credit Agreements, that the Grantors enter into the Security Agreement to grant to the Agent a continuing security interest in all of the "Collateral" identified therein, and, in connection with and to supplement the Security Agreement, enter into this Agreement, to, among other things, confirm and ratify its grant to the Agent of a continuing security interest in the Trademark Collateral;

      NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, in order to induce the Lenders to make Loans (including the initial Loans) to the

Parent from time to time pursuant to the Credit Agreements and in order to amend and restate the Existing Agreement (Trademark), the Grantors hereby agrees with the Agent, for its benefit and the ratable benefit of each Lender Party, as follows:

      SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

      SECTION 2. CONFIRMATION AND GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby pledges and assigns to the Agent, for its benefit and the ratable benefit of the Lender Parties, and granted to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in and to, all of the Trademark Collateral, as defined therein. The Grantor hereby ratifies and restates such pledge, assignment and grant, and with greater specificity hereby assigns and pledges to the Agent for its benefit and the ratable benefit of each of the Lender Parties, and does hereby grant, mortgage, pledge and hypothecate to the Agent for its benefit and the ratable benefit of each of the Lender Parties, a continuing security interest in and to all of the following, whether now or hereafter existing or acquired (the "TRADEMARK COLLATERAL"):

            (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature (all of the foregoing items in this CLAUSE (A) being collectively called a "TRADEMARK"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications in the United States Patent and Trademark Office or in any office or agency of the United States of America or any State thereof or any foreign country, including those referred to in ITEM A of ATTACHMENT 1 hereto;

            (b) all Trademark licenses, including each Trademark license referred to in ITEM B of ATTACHMENT 1 hereto;

            (c) all reissues, extensions or renewals of any of the items described in CLAUSES (A) and (B);

            (d) all of the goodwill of the business connected with the use of, and symbolized by the items described in, CLAUSES (A) and (B); and

            (e) all proceeds of, and rights associated with, the foregoing, including any claim by the Grantor against third parties for past, present, or future infringement or dilution of any Trademark, Trademark registration or Trademark license, including any Trademark, Trademark registration or Trademark license referred to in ITEM A and ITEM B of

      ATTACHMENT 1 hereto, or for any injury to the goodwill associated with the use of any Trademark or for breach or enforcement of any Trademark license.

      SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of, among other things, ratifying and confirming the grant of the Trademark Collateral to the Agent for the benefit of the Lender Parties and registering (and confirming the recordation pursuant to the Security Agreement of) the security interest of the Agent in the Trademark Collateral with the United States Patent and Trademark Office and corresponding offices in other countries of the world. The security interest confirmed and granted hereby has been confirmed and granted as a supplement to, and not in limitation of, the security interest confirmed and granted to the Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. RELEASE OF SECURITY INTEREST. Upon payment in full of all Obligations, the Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Trademark Collateral which has been granted hereunder.

      SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the security interes| in the Trademark Collateral granted and confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreements.

      SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                    The Aristotle Corporation


                               By:
                                   --------------------
                                 Title:

                                  Address: 96 Cummings Point Road
                                             Stamford, Connecticut  06902

                                  Attention:  Steven B. Lapin
                                             President

                                    Telecopier No.:  203-348-3103

                               Copy to:

                                  The Aristotle Corporation
                                  96 Cummings Point Road
                                  Stamford, Connecticut  06902

                                  Telecopier No.:  203-348-3103

                                  Attention:  Paul McDonald
                                             Chief Financial Officer

                                  Additional Copy to:

                                         Nasco Division
                                         901 Janesville Avenue
                                         Fort Atkinson, Wisconsin
                                         53538-0901

                                  Attention: Dean T. Johnson

                                  Telecopier No.: 414-563-0234

                                      Accepted:

                                      BANK OF AMERICA, N.A., as Agent


                                      By:
                                          ------------------
                                      Title:
                                            ---------------
                                   Address:  231 South LaSalle Street
                                              Chicago, Illinois  60697

                                               Attention: David Johanson


                                       Telecopier No.:  877-206-8410

                                    EXHIBIT C
                                       to
                               Security Agreement

                   AMENDED AND RESTATED AGREEMENT (COPYRIGHT)

      THIS AMENDED AND RESTATED AGREEMENT (COPYRIGHT), dated as of June 27, 2002 (as modified from time to time, this "AGREEMENT"), made by The Aristotle Corporation, a Delaware corporation (the "COMPANY"), EACH OTHER PERSON OR ENTITY WHICH FROM TIME TO TIME BECOMES A PARTY HERETO (collectively, including the Company, the "GRANTORS" and individually each a "GRANTOR"), in favor of BANK OF AMERICA, N.A., as administrative agent (together with any successor(s) thereto in such capacity, the "AGENT") for each of the financial institutions (individually a "LENDER" and collectively the "LENDERS") which are or may from time to time become, parties to the Credit Agreements referred to below.

                               W I T N E S S E T H

      WHEREAS, the parties or their predecessors have entered into that certain First Amendment to Amended and Restated Credit Agreement (Five Year) and Consent, dated as of June 17, 2002 which amends the Amended and Restated Credit Agreement (Five Year), dated as of May 29, 2001 (as amended, supplemented and otherwise modified, the "CREDIT AGREEMENT (FIVE YEAR)"), among Nasco International, Inc., a Wisconsin corporation (the "PARENT"), the lenders parties thereto and the Agent; and

      WHEREAS, the parties or their predecessors have entered into that certain Second Amendment to Amended and Restated Credit Agreement (364 Days) and Consent, dated as of June 17, 2002 which amends the Amended and Restated Credit Agreement (364 Days), dated as of May 29, 2001 (as amended, supplemented and otherwise modified, the "CREDIT AGREEMENT (364 DAYS)" and together with the Credit Agreement (Five Year), the "CREDIT AGREEMENTS"), among the Parent, the lenders party thereto and the Agent; and

      WHEREAS, the Parent and the Agent have entered into that certain Agreement (Copyright), dated as of March 31, 2000 (the "EXISTING AGREEMENT (COPYRIGHT)"), and the parties hereto wish to amend and restate such Existing Agreement (Copyright) as set forth in this Agreement.

      WHEREAS, it is a condition precedent to any extension of credit under the Credit Agreements, that the Grantors enter into the Security Agreement to grant to the Agent a continuing security interest in all of the "Collateral" identified therein, and, in connection with and to supplement the Security Agreement, enter into this Agreement, to, among other things, confirm and ratify its grant to the Agent of a continuing security interest in the Copyright Collateral;

      NOW, THEREFORE, for good and valuable consideration the receipt of which is hereby acknowledged, in order to induce the Lenders to make Loans (including the initial Loans) to the

Parent from time to time pursuant to the Credit Agreements and in order to amend and restate the Existing Agreement (Copyright), the Grantors hereby agrees with the Agent, for its benefit and the ratable benefit of each Lender Party, as follows:

      SECTION 1. DEFINITIONS. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided in the Security Agreement.

      SECTION 2. GRANT OF SECURITY INTEREST. For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Grantor hereby confirms that pursuant to the Existing Agreement (Copyright), the Grantor has pledged and assigned to the Agent, for its benefit and the ratable benefit of the Lender Parties, and granted to the Agent, for its benefit and the ratable benefit of the Lender Parties, a continuing security interest in and to, all of the Copyright Collateral, as defined therein. The Grantor hereby ratifies and restates such pledge, assignment and grant, and with greater specificity hereby assigns and pledges to the Agent for its benefit and the ratable benefit of each of the Lender Parties, and does hereby grant, mortgage, pledge and hypothecate to the Agent for its benefit and the ratable benefit of each of the Lender Parties, a continuing security interest in and to all of the following, whether now or hereafter existing or acquired (the "COPYRIGHT COLLATERAL"): all copyrights and all semi-conductor chip product mask works of the Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of the Grantor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works referred to in ITEM A of ATTACHMENT 1 attached hereto, and all applications for registration thereof, whether pending or in preparation, all copyright and mask work licenses, including each copyright and mask work license referred to in ITEM B of ATTACHMENT 1 attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

      SECTION 3. SECURITY AGREEMENT. This Agreement has been executed and delivered by the Grantor for the purpose of, among other things, ratifying and confirming the grant of the Copyright Collateral to the Agent for the benefit of the Lender Parties and registering (and confirming the recordation pursuant to the Security Agreement of) the security interest of the Agent in the Copyright Collateral with the United States Copyright Office and corresponding offices in other countries of the world. The security interest confirmed and granted hereby has been confirmed and granted as a supplement to, and not in limitation of, the security interest granted to the Agent for its benefit and the benefit of each Lender Party under the Security Agreement. The Security Agreement (and all rights and remedies of the Agent and each Lender Party thereunder) shall remain in full force and effect in accordance with its terms.

      SECTION 4. RELEASE OF SECURITY INTEREST. Upon payment in full of all Obligations, the Agent shall, at the Grantor's expense, execute and deliver to the Grantor all instruments and other documents as may be necessary or proper to release the lien on and security interest in the Copyright Collateral which has been granted hereunder.

      SECTION 5. ACKNOWLEDGMENT. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Agent with respect to the security interest in the Copyright Collateral granted and confirmed hereby are more fully set forth in the Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein.

      SECTION 6. LOAN DOCUMENT, ETC. This Agreement is a Loan Document executed pursuant to the Credit Agreements and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreements.

      SECTION 7. COUNTERPARTS. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the day and year first above written.

                                      THE ARISTOTLE CORPORATION


                                 By:
                                      -------------------
                                 Title:

                                    Address: 96 Cummings Point Road
                                               Stamford, Connecticut  06902

                                    Attention:  Steven B. Lapin
                                               President

                                      Telecopier No.:  203-348-3103

                                 Copy to:

                                    The Aristotle Corporation
                                    96 Cummings Point Road
                                    Stamford, Connecticut  06902

                                    Telecopier No.:  203-348-3103

                                    Attention:  Paul McDonald
                                               Chief Financial Officer

                                    Additional Copy to:

                                           Nasco Division
                                           901 Janesville Avenue
                                           Fort Atkinson, Wisconsin
                                           53538-0901

                                    Attention: Dean T. Johnson

                                    Telecopier No.: 414-563-0234

                                       Accepted:

                                       BANK OF AMERICA, N.A., as Agent


                                       By:
                                           ------------------
                                       Title:

                                    Address:  231 South LaSalle Street
                                               Chicago, Illinois  60697

                                                Attention: David Johanson


                                        Telecopier No.:  877-206-8410